Form of Leak-Out Agreement

September 27, 2021

EF Hutton

Division of Benchmark Investments, LLC

590 Madison Avenue, 39th Floor

New York, NY 10022

Ladies and Gentlemen:

This Leak-Out Agreement (the “Leak-Out Agreement”) is being delivered to you in connection with the underwriting agreement (the “Underwriting Agreement”) to be entered into by Healthcare Triangle, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and you on your own behalf and on behalf of your Affiliates (as such term is used and construed under Rule 405 of the Securities Act of 1933, as amended) with respect to the proposed public offering (the “Offering”) of shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”).

The undersigned (“Undersigned” or “Holder”) recognizes and acknowledges that the underwriter is relying upon the representations and agreements of the Undersigned contained in this Leak-Out Agreement in conducting the Offering. In consideration thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Undersigned agrees that, for a period (the “Leak-Out Period”) beginning on the date hereof and ending on, and including, the date that is ninety (90) days after the closing of the Offering, the Undersigned will not, without the prior written consent of EF Hutton, division of Benchmark Investments, LLC (the “Underwriter”), (a) offer, sell, contract to sell, pledge, transfer, assign or otherwise dispose of (including, without limitation, by making any short sale, engage in any hedging, monetization or derivative transaction) or file (or participate in the filing of) a registration statement or prospectus with the U.S. Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder with respect to (i) any Common Stock or (ii) any other securities of the Company that are substantially similar to Common Stock or any securities convertible into or exchangeable or exercisable for, or any options or warrants or other rights to purchase Common Stock (the “Related Securities”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or Related Securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (c) publicly announce an intention to effect any transaction specified in clause (a) or (b).

Notwithstanding the foregoing, the restrictions described above shall not apply to: (a) transfers of shares of Common Stock or Related Securities disposed of as bona fide gifts; (b) transactions by the Undersigned relating to shares of Common Stock acquired in open market transactions after the completion of the Offering or those shares of Common Stock or Restricted Securities underlying the 10% Convertible Promissory Note dated December 29, 2020, between the Company and Target Capital, LLC; (c) entry into written trading plans for the sale or other disposition by the Undersigned of Common Stock for purposes of complying with Rule 10b5-1 of the Exchange Act (“10b5-1 Plans”), provided that no sales or other distributions pursuant to a 10b5-1 Plan may occur until the expiration of the Leak-Out Period; (d) transfers by the Undersigned of shares of Common Stock or Related Securities as a result of testate, intestate succession or bona fide estate planning; (e) transfers by the Undersigned pursuant to a qualified domestic order or in connection with a divorce settlement, provided that in the case of any transfer or distribution pursuant this clause (e), any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock shall state that such transfer is pursuant to an order of a court or a settlement resulting from a legal proceeding unless such a statement would be prohibited by any applicable law or order of a court; (f) transfers by the Undersigned to a trust, partnership, limited liability company or other entity, the majority of the beneficial interests of which are held, directly or indirectly, by the Undersigned or a family member of the Undersigned; (g) distributions by the Undersigned of shares of Common Stock or Related Securities to members, partners or stockholders of the Undersigned; (h) the conversion of a Related Security, or the exercise of an option or warrant outstanding on the Effective Time that would otherwise expire during the Leak-Out Period, by the Undersigned, provided that the Common Stock or Related Securities received upon such conversion or exercise are subject to the terms of this Leak-Out Agreement; (i) the transfer or other disposition of Common Stock or Related Securities issued pursuant to the exercise of any stock option or restricted stock unit granted under a stock incentive plan or other equity award plan, which plan is described in the registration statement and prospectus filed with the Commission in connection with the Offering, to the Company upon (A) a vesting or settlement event of such securities or (B) upon the exercise of such securities pursuant to clause (h) above, in each case on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such securities (and any transfer or other disposition to the Company necessary in respect of such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such vesting or exercise whether by means of a “net settlement” or otherwise) so long as such “cashless exercise” or “net exercise” is effected solely by the surrender of outstanding securities (or Common Stock issuable upon exercise thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax and remittance obligations, provided that the Common Stock or Related Securities received in connection with such “cashless” or “net exercise,” are subject to the terms of this Leak-Out Agreement, and provided further, that any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock as a result thereof shall include disclosure that such exercise was done on a “cashless” or “net exercise” basis with respect to an expiring option or warrant or to cover withholding tax and remittance obligations, as applicable; (j) the transfer of Common Stock or Related Securities pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock involving a change of control of the Company, provided, however, that in the event that the tender offer, merger, consolidation or other such transaction is not completed, such Common Stock or Related Securities owned by the Undersigned shall remain subject to the restrictions contained in this Leak-Out Agreement, provided further, that for purposes of this clause (j), “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company; (k) the transfer of Common Stock or Related Securities to the Company pursuant to agreements, which agreements are described in the registration statement and prospectus filed with the Commission in connection with the Offering, under which the Company has the option to repurchase such securities or a right of first refusal with respect to transfers of such securities, provided that in the case of any transfer or distribution pursuant this clause, any filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock shall state that such transfer is pursuant to a right of repurchase or rights of first refusal by the Company; or (l) the conversion of the outstanding preferred stock of the Company into Common Stock in connection with the consummation of the Offering, provided that such securities remains subject to the terms of this Leak-Out Agreement; provided that in the case of any such permitted transfer or distribution pursuant to clause (a), (d), (e), (f), (g) or (h), each transferee, distributee or pledgee shall sign and deliver a Leak-Out letter substantially in the form of this Leak-Out Agreement, provided further that in the case of any such permitted transfer or distribution pursuant to clause (a), (b), (d), (f) and (g), no filing under Section 16(a) of the Exchange Act nor any other public filing or disclosure of such transfer by or on behalf of the Undersigned, reporting a reduction in beneficial ownership of the equity securities, shall be required or voluntarily made during the Leak-Out Period.

Notwithstanding the foregoing, the restrictions described above shall not apply to shares of Common Stock or Related Securities for an amount of Common Stock and Related Securities less than 5.0% of the daily average composite trading volume of the Common Stock as reported by Bloomberg, LP for any trading day for the principal trading market for the Common Stock and further provided, that the foregoing restriction shall not apply to any actual “long” (as defined in Regulation SHO of the Securities Exchange Act of 1934, as amended) sales by the Undersigned or any of the Affiliates at a price greater than 30% higher than the offering price of the lowest priced Common Stock sold in the Offering (in each case, as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar events occurring after the date hereof).

Except as set forth herein, the Undersigned further agrees that, during the Leak-Out Period, the Undersigned will not, without the prior written consent of the Underwriter, make any demand for, or exercise any right with respect to, the registration (or equivalent) of Common Stock or any Related Securities.

The Undersigned hereby authorizes the Company and its transfer agent, during the Leak-Out Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to the Common Stock or other securities subject to this Leak-Out Agreement of which the Undersigned is the record holder, and, with respect to the Common Stock or other securities subject to this Leak-Out Agreement of which the Undersigned is the beneficial owner but not the record holder, the Undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Leak-Out Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such Common Stock or other securities.

The Undersigned hereby represents and warrants that it has full power and authority to enter into this Leak-Out Agreement and that such agreement is enforceable against it in accordance with its terms.

This Leak-Out Agreement constitutes the entire agreement and understanding between and among the parties with respect to the subject matter of this Leak-Out Agreement and supersedes any prior agreement, representation or understanding with respect to such subject matter. This Leak-Out Agreement may be signed in an electronic, PDF or other facsimile form and such signatures of the parties shall be deemed to constitute original signatures.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Leak-Out Agreement must be in writing.

The terms of this Leak-Out Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Leak-Out Agreement may not be amended or modified or any of the obligations of any party hereto or Other Holder waived or released except in writing signed by each of the parties hereto and only if such amendment, modification, waiver or release applies equally to all Other Holders and is not effective until notice of such amendment or modification is given to the Undersigned and each Other Holder.

All questions concerning the construction, validity, enforcement and interpretation of this Leak-Out Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Leak-Out Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Leak-Out Agreement or any transaction contemplated hereby.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Leak-Out Agreement, the other parties hereto would not have an adequate remedy at law for money damages in the event that this Leak-Out Agreement has not been performed in accordance with its terms, and therefore agrees that such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

The obligations of Holder under this Leak-Out Agreement are several and not joint with the obligations of any other holder who is required to enter an agreement identical to this Leak-Out Agreement (each, an “Other Holder”) under any other agreement (each, an “Other Agreement”), and Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any such Other Agreement. Nothing contained herein or in this Leak-Out Agreement, and no action taken by Holder pursuant hereto, shall be deemed to constitute Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement and the Company acknowledges that Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement or any Other Agreement. The Company and Holder confirms that Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Leak-Out Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

Upon the earliest to occur, if any, of (a) the Company notifying the Underwriter in writing that it does not intend to proceed with the Offering, (b) the registration statement filed with the Commission with respect to the Offering being withdrawn, (c) the termination for any reason of the Underwriting Agreement prior to the closing date of the Offering, (d) 90 days from the effective date of the final prospectus for the Offering, and (e) the schedules described in the next paragraph are not timely delivered to the Holder, this Leak-Out Agreement shall be terminated and the Undersigned shall be released from its obligations hereunder.

This Leak-Out Agreement shall be null and void and of no force and effect unless each of the Company’s officers, directors and each holder and their Affiliates owning or holding directly or indirectly beneficially or otherwise on a fully-diluted as-converted basis, Common Stock and Related Securities as of the date the registration statement filed with respect to the Offering is declared effective by the Commission, or as of immediately following the first (if more than one) closing of the Offering, equal to or greater than 5% of the Common Stock outstanding on either such date enters into an agreement with the Underwriter on the same terms and conditions as this Leak-Out Agreement. A schedule identifying all such holders and their Affiliates and the amount of Common Stock and Related Securities must be delivered to the Undersigned by the Underwriter and certified as accurate by the Company, not later than the fourth calendar day after each such date.

[Signature Page Follows]

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[SIGNATURE PAGE TO LEAK-OUT]

Agreed to and Acknowledged:

Healthcare Triangle, Inc.

(the “Company”)

By:

Name:

Title:

EF Hutton

Division of Benchmark Investments, LLC

(the “Underwriter”)

By:

Name:

Title:

Alchemy Advisory, LLC

___________________________

Name: Dmitriy Shapiro

Title:

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